UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Core Laboratories N.V.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on May 14, 2009

CORE LABORATORIES N.V.

CORE LABORATORIES N.V.
C/O AMERICAN STOCK TRANSFER
59 MAIDEN LANE, ATTN: DONNA ANSBRO
NEW YORK, NY 10038-4502

Meeting Information

Meeting Type:	Annual

For holders as of:	3/19/09
Date:     5/14/2009          Time:     3:00 p.m.

Location:	Sheraton Amsterdam Airport Hotel Conference Center Schipol Boulevard 101, 1118 BG Amsterdam, The Netherlands

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy materials are available at www.proxydocs.com/clb. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy (as instructed on the reverse side) on or before April 30, 2009 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT
How to View Online:
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— How To Vote —
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, call 713 - 328 - 2104.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Supervisory Directors recommends a vote “FOR” Proposals 1, 2,3, 4 and 5.
1.	Election of Supervisory Directors Nominees: 01) Richard L. Bergmark 02) Alexander Vriesendorp
2.	To confirm and adopt our Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2008;

3.	To approve and resolve the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to our common and preference shares up to a maximum of 20% of outstanding shares per annum until May 14, 2014;

4.	To approve and resolve the extension of the authority to limit or exclude the preemptive rights of the holders of our common shares and/or preference shares up to a maximum of 20% of outstanding shares per annum until May 14, 2014;

5.	To ratify the appointment of PricewaterhouseCoopers as our Company’s independent registered public accountants for the year ending December 31, 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in accordance with discretion of the attorneys and proxies appointed hereby.